Exhibit 99.1

Monthly Operating Report

ACCRUAL BASIS

CASE NAME:	PHI, Inc., et al.

CASE NUMBER:	19-30923-hdh11

JUDGE:	Harlin D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	July	2019
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Robert A. Del Genio	Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Robert A. Del Genio	8/19/2019
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Trudy McConnaughhay	Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Trudy McConnaughhay	8/19/2019
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

COMPARATIVE BALANCE SHEET

		Petition Date 3/14/19	3/31/19	4/30/19	5/31/19	6/30/19	7/31/19
ASSETS
1	CASH	$1,521,227	$1,482,726	$11,553,421	$2,715,126	$8,448,088	$7,689,084

2	SHORT TERM INVESTMENTS	67,663,452	73,335,815	80,301,658	81,125,868	76,140,802	73,153,351
3	ACCOUNTS RECEIVABLE - (NET)	63,593,129	62,585,376	57,938,940	61,963,208	65,220,241	66,713,962
4	INVENTORY (NET)	38,320,271	39,525,144	29,722,554	30,342,998	29,871,072	27,956,452
5	PREPAID EXPENSES & OTHER	6,803,414	8,779,041	8,244,372	8,047,132	8,140,100	7,521,928
6	OTHER CURRENT ASSETS	984,820	859,278	859,278	859,278	811,201	763,124
7	INCOME TAXES RECEIVABLE	384,937	384,937	7,284	7,284	7,284	48,648

8	TOTAL CURRENT ASSETS	$179,271,250	$186,952,316	$188,627,507	$185,060,893	$188,638,788	$183,846,549

9	PROPERTY, PLANT & EQUIPMENT (NET)	569,099,800	567,577,555	563,507,863	558,820,645	562,879,825	560,599,549
10	RIGHT OF USE ASSETS	137,327,125	134,799,396	120,905,491	118,899,052	116,918,448	118,631,781
11	RESTRICTED INVESTMENTS	19,788,774	19,788,774	19,738,774	19,738,774	19,738,774	19,738,774
12	OTHER ASSETS	18,280,517	17,206,609	17,720,777	17,957,907	18,678,254	18,548,638
13	DEFERRED INCOME TAXES - ASSETS	2,717,649	932,075	2,104,704	4,409,821	4,527,042	5,888,410
14	GOODWILL		—	—	—	—	—
15	INTANGIBLES		—	—	—	—	—

16	TOTAL ASSETS	$926,485,115	$927,256,725	$912,605,116	$904,887,092	$911,381,132	$907,253,701

POSTPETITION LIABILITIES
17	NOTES PAYABLE		—	—	—	—	—
18	ACCOUNTS PAYABLE		6,883,955	6,778,691	20,307,864	39,167,877	44,348,088
19	ACCRUED EXPENSES		6,642,941	13,426,210	12,789,263	13,571,650	14,993,581
20	CURRENT PORTION OF OPERATING LEASE LIABILITIES	—	—	—	—	12,147,036	12,318,245
21	CURRENT PORTION OF LONG-TERM DEBT		—	875,000	875,000	875,000	1,750,000
22	LONG TERM DEBT AND CAPITAL LEASE OBLIGATIONS		—	—	—	—	—
23	DEFERRED INCOME TAXES PAYABLE		—	—	—	—	—
24	OTHER LONG TERM CREDITS AND LIAB		—	18,085	—	—	—
25	LT OPERATING LEASE LIABILITIES		—	—	—	—	—

26	TOTAL POSTPETITION LIABILITIES		13,526,897	21,097,986	33,972,127	65,761,563	73,409,915

PREPETITION LIABILITIES
27	LONG TERM DEBT AND CAPITAL LEASE OBLIGATIONS	193,735,691	193,735,691	193,015,195	193,169,699	193,324,204	191,203,708
28	PRIORITY DEBT	9,194	9,194	9,194	9,194	9,194	9,194
29	UNSECURED DEBT	514,717,622	513,182,310	512,372,947	512,170,190	511,752,025	510,931,374
30	ACCRUED EXPENSES	48,845,696	45,701,306	40,281,223	40,103,691	19,911,335	19,838,946
31	CURRENT PORTION OF OPERATING LEASE LIABILITIES	—	—	—	—	8,676,455	6,843,470
32	DEFERRED INCOME TAXES PAYABLE		—	—	—	—	—
33	OTHER LONG TERM CREDITS AND LIAB	1,417,259	1,406,972	1,406,972	1,401,106	1,501,046	1,513,735
34	LT OPERATING LEASE LIABILITIES	110,451,569	110,250,930	99,976,305	98,395,336	96,737,519	99,611,095
35	TOTAL PREPETITION LIABILITIES	869,177,031	864,286,403	847,061,837	845,249,216	831,911,778	829,951,521

36	TOTAL LIABILITIES	869,177,031	877,813,300	868,159,823	879,221,343	897,673,341	903,361,436

EQUITY
37	PREPETITION OWNERS’ EQUITY	57,308,084	49,443,425	44,445,292	25,665,749	13,707,791	3,892,265
38	POSTPETITION CUMULATIVE PROFIT OR (LOSS)			—	—	—	—
39	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)			—	—	—	—

40	TOTAL EQUITY	57,308,084	49,443,425	44,445,292	25,665,749	13,707,791	3,892,265

41	TOTAL LIABILITIES & OWNERS’ EQUITY	926,485,115	927,256,725	912,605,116	904,887,092	911,381,132	907,253,701

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

INCOME STATEMENT

		3/15/19 - 3/31/19	4/1/19 - 4/30/19	5/1/19 - 5/31/19	6/1/19 - 6/30/19	7/1/19 - 7/31/19
REVENUES
1	GROSS REVENUES	$13,383,146	$25,233,863	$24,639,758	$25,833,630	$26,053,612

2	LESS: RETURNS & DISCOUNTS	—	—	—	—	—

3	NET REVENUE	$13,383,146	$25,233,863	$24,639,758	$25,833,630	$26,053,612

AIRCRAFT VARIABLE COSTS
4	HUMAN RESOURCES - VC	(1,181,672)	(2,198,199)	(2,233,798)	(2,365,806)	(2,385,725)
5	OCCUPANCY SUPPLIES - VC	(33,830)	(84,523)	(75,612)	(118,144)	(126,286)
6	NON-AC DEPR - AIRCRAFT - VC	(28,645)	(15,731)	(24,104)	(17,908)	(17,577)
7	Part 145 Maint - VC	570,244	595,561	624,145	1,248,709	272,442
8	UNDER (OVER) GFS UTILIZATION - VC	(176,556)	7,423	90,681	(8,402)	270,920
9	OTHER - AIRCRAFT - VC	(60,737)	(109,612)	(90,347)	(74,022)	(87,199)
10	SPARE PARTS	(532,489)	(699,816)	(287,098)	60,139	(1,051,781)
11	REPAIRS	(323)	(1,334,463)	(2,631,299)	(2,274,693)	(1,871,376)
12	POWER BY THE HOUR	(2,626,036)	(4,292,279)	(4,714,558)	(3,663,903)	(4,613,834)
13	FUEL	(516,815)	(1,079,064)	(1,247,729)	(833,992)	(1,047,998)
14	SUPPLY CHAIN ALLOCATION - VC	983,263	680,767	577,518	540,903	714,928

15	TOTAL AIRCRAFT VARIABLE COSTS	(3,603,594)	(8,529,935)	(10,012,202)	(7,507,119)	(9,943,486)

AIRCRAFT FIXED COSTS
16	APPLIED AIRCRAFT FIXED COSTS	2,232	4,070	4,070	4,070	2,574
17	AIRCRAFT DEPRECIATION	(1,522,245)	(3,090,903)	(2,852,970)	(2,795,139)	(2,765,955)
18	AIRCRAFT PROPERTY TAX	(206,616)	(376,770)	(376,770)	(76,303)	(7,923)
19	INSURANCE	(137,687)	(253,824)	(244,084)	(248,913)	(232,126)
20	HELICOPTER RENT	(1,399,285)	(2,557,494)	(2,557,494)	(2,557,494)	(2,239,729)
21	AIRCRAFT PILOT SALARIES	(1,600,655)	(2,684,686)	(2,913,655)	(2,754,939)	(3,007,890)
22	AIRCRAFT MECHANIC SALARIES	(1,565,936)	(2,540,479)	(2,635,002)	(1,837,256)	(2,684,524)
23	SUPPLY CHAIN ALLOCATION	(936,375)	(504,469)	(427,755)	(399,942)	(529,532)

24	TOTAL AIRCRAFT FIXED COSTS	(7,366,568)	(12,004,555)	(12,003,660)	(10,665,915)	(11,465,105)

COST OF GOODS SOLD
25	COST OF GOODS SOLD	(185,876)	(8,840)	(316,506)	(690,725)	(232,539)
OPERATING EXPENSE
26	HR - OPERATING EXPENSES	(687,823)	(1,580,630)	(1,230,664)	(1,651,994)	(1,662,118)
27	OCCUPANCY SUPPLIES-OE	(525,150)	(723,777)	(818,891)	(634,920)	(1,108,815)
28	NON-AC DEPRECIATION - OE	(103,046)	(258,799)	(284,742)	(256,421)	(251,021)
29	NON-AC ALLOCATIONS - OE	197,366	613,653	416,634	193,698	763,076
30	OTHER - OPERATING EXPENSES	(1,334,931)	(2,702,188)	(2,471,456)	(3,046,321)	(2,920,516)
31	EMPLOYEE BENEFITS	(10,069)	(22,819)	(26,863)	(86,312)	(17,511)

32	TOTAL OPERATING EXPENSE	(2,463,654)	(4,674,560)	(4,415,983)	(5,482,270)	(5,196,905)

SELLING, GENERAL AND ADMIN
33	HUMAN RESOURCES - SG&A	(1,133,282)	(3,566,862)	(1,994,751)	(1,940,800)	(2,894,741)
34	OCCUPANCY SUPPLIES - SG&A	(128,713)	(211,892)	(593,090)	(242,766)	(324,070)
35	NON-AC DEPRECIATION - SG&A	(89,631)	(125,207)	(129,748)	(126,584)	(127,677)
36	NON-AC ALLOCATION - SG&A	(26,064)	144,470	93,263	106,455	144,111
37	OTHER SG&A	(1,922,195)	(1,788,835)	633,598	948,464	(885,662)
38	LEGAL AUDIT	(1,466,562)	(355,552)	(16,360,112)	(22,356)	(21,516)

39	TOTAL SELLING, GENERAL AND ADMIN	(4,766,447)	(5,903,878)	(18,350,839)	(1,277,587)	(4,109,554)

40	TOTAL OPERATING EXPENSES	(18,386,140)	(31,121,768)	(45,099,190)	(25,623,615)	(30,947,589)

41	GAIN/LOSS ON DISPOSITION OF ASSETS, NET	—	(88,711)	(20,776)	211,207	(818)
42	EQUITY NET LOSS	173,638	449,694	290,548	298,767	(209,841)
43	OPERATING INCOME	(4,829,356)	(5,526,923)	(20,189,659)	719,989	(5,104,636)
OTHER INCOME & EXPENSES
44	OTHER INCOME/EXPENSES, NET	(1,249,729)	(1,228,269)	(1,333,061)	(12,737,451)	(6,088,130)
45	EARNINGS BEFORE INCOME TAXES	(6,079,084)	(6,755,192)	(21,522,720)	(12,017,462)	(11,192,766)
46	INCOME TAX EXPENSE	(1,785,574)	1,188,669	2,286,709	(241,014)	1,377,240

47	NET EARNINGS	(7,864,658)	(5,566,522)	(19,236,012)	(12,258,476)	(9,815,526)

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

CASH RECEIPTS AND DISBURSEMENTS

		3/15/19 - 3/31/19	4/1/19 - 4/30/19	5/1/19 - 5/31/19	6/1/19 - 6/30/19	7/1/19 - 7/31/19
1	CASH - BEGINNING MARCH 15	$89,048,896	$95,426,105	$113,017,078	$107,777,210	$106,211,981

RECEIPTS FROM OPERATIONS
2	CASH SALES	—	—	—	—	—
COLLECTION OF ACCOUNTS RECEIVABLE
3	PREPETITION & POSPETITION RECEIPTS	12,872,873	34,969,326	27,987,090	30,212,215	30,020,682

4	TOTAL OPERATING RECEIPTS	$12,872,873	$34,969,326	$27,987,090	$30,212,215	$30,020,682

NON-OPERATING RECEIPTS
5	TRANSFERS FROM PHI AIR MEDICAL	6,861,387	17,042,364	18,400,317	17,155,331	21,048,532
6	SALE OF ASSETS	—	—	—	1,400,000	—
7	INTEREST INCOME	16,951	207,467	31,027	68,778	7,587

8	TOTAL RECEIPTS	$19,751,211	$52,219,158	$46,418,434	$48,836,324	$51,076,801

OPERATING DISBURSEMENTS
9	NET PAYROLL, PAYROLL TAXES, AND BENEFITS	(9,289,506)	(19,391,239)	(24,469,271)	(19,475,993)	(21,872,363)
10	MAINTENANCE & MISC EXPENSES	(2,594,255)	(11,073,068)	(18,861,622)	(21,946,347)	(19,484,289)
11	AIRCRAFT LEASES	(250,685)	(1,400,964)	(3,146,672)	(1,823,858)	(1,581,010)
12	FUEL	(1,007,551)	(1,147,023)	(1,821,791)	(2,108,082)	(1,475,100)
13	TAXES	(68,316)	(1,377,357)	(1,070,185)	(1,115,833)	(986,144)

14	TOTAL OPERATING DISBURSEMENTS	$(13,210,314)	$(34,389,651)	$(49,369,541)	$(46,470,113)	$(45,398,906)

NON-OPERATING DISBURSEMENTS
15	INTEREST EXPENSE				(1,540,233)	(513,433)
16	TRANFSERS TO NON-DEBTORS	(163,689)	(236,908)	(442,844)	(376,717)	(567,584)

17	TOTAL NON-OPERATING DISBURSEMENTS	$(163,689)	$(236,908)	$(442,844)	$(1,916,950)	$(1,081,017)

REORGANIZATION EXPENSES
18	PROFESSIONAL FEES	—	—	(1,644,032)	(2,014,490)	(8,752,064)
19	U.S. TRUSTEE FEES	—	(1,625)	(201,886)	—	(251,000)
20	TOTAL DISBURSEMENTS	(13,374,003)	(34,628,184)	(51,658,303)	(50,401,553)	(55,482,987)
21	NET CASH FLOW	6,377,209	17,590,974	(5,239,869)	(1,565,229)	(4,406,186)

22	CASH - END OF MONTH	$95,426,105	$113,017,078	$107,777,210	$106,211,981	$101,805,795

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

ACCOUNTS RECEIVABLE AGING

ACCOUNTS RECEIVABLE AGING (1)		3/31/19	4/30/19	5/31/19	6/30/19	7/31/19
1	0-30	$22,971,054	$23,176,156	$23,767,206	$23,348,765	$26,700,421

2	31-60	25,811,099	19,206,916	19,835,330	19,802,240	21,066,738
3	61-90	482,663	4,444,544	6,229,191	5,856,003	6,276,079
4	91+	8,632,802	7,405,347	7,496,887	8,515,015	7,366,233

5	TOTAL ACCOUNTS RECEIVABLE	$57,897,618	$54,232,963	$57,328,614	$57,522,023	$61,409,471

6	AMOUNT CONSIDERED UNCOLLECTIBLE	(4,371,785)	(4,371,785)	(4,371,785)	(4,371,785)	(4,371,785)

7	ACCOUNTS RECEIVABLE (NET)	$53,525,833	$49,861,178	$52,956,829	$53,150,238	$57,037,686

AGING OF POSTPETITION TAXES AND PAYABLES

MONTH: July

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1	FEDERAL	$653,771	$—	$152	$—	$653,923

2	STATE	264,744	—	—	—	264,744
3	LOCAL	—	—	—	2,627,507	2,627,507
4	OTHER (ATTACH LIST)	—	—	—	137,714	137,714

5	TOTAL TAXES PAYABLE	$918,515	$—	$152	$2,765,221	$3,683,889

6	ACCOUNTS PAYABLE (1)	9,139,409	1,356,879	(283,254)	18,552,014	28,765,048

STATUS OF POSTPETITION TAXES

MONTH: July

FEDERAL		BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1	WITHHOLDING	$418,356	$924,996	$(1,294,785)	$48,567

2	FICA-EMPLOYEE	255,233	547,052	(778,819)	23,466
3	FICA-EMPLOYER	381,182	544,500	(719,321)	206,361
4	UNEMPLOYMENT	652	234	(734)	152
5	INCOME	—	—	—	—
6	OTHER (ATTACH LIST) - EXCISE	462,061	309,608	(396,292)	375,377

7	TOTAL FEDERAL TAXES	$1,517,483	$2,326,390	$(3,189,950)	$653,923

STATE AND LOCAL
8	WITHHOLDING	200,673	216,008	(197,278)	219,403
9	SALES	28,099	40,042	(26,308)	41,833
10	EXCISE	—	—	—	—
11	UNEMPLOYMENT	3,553	82	(127)	3,509
12	REAL PROPERTY	76,237	9,089	—	85,326
13	PERSONAL PROPERTY	2,271,377	270,804	—	2,542,181
14	OTHER (ATTACH LIST)	118,289	19,425	—	137,714

15	TOTAL STATE & LOCAL	$2,698,228	$555,451	$(223,713)	$3,029,966

16	TOTAL TAXES	$4,215,711	$2,881,841	$(3,413,663)	$3,683,889

Notes:

(1)	Includes trade only. Negative payable amount represents credits from certain vendors.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

	Description	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
OTHER (ATTACH LIST)
PHI, Inc - New Mexico - 2018 Tax Accrual	Income Tax	$—	$—	$—	$—

PHI, Inc - Arizona - 2018 Tax Accrual	Income Tax	—	—	—	—
PHI, Inc - Kentucky - 2018 Tax Accrual	Income Tax	—	—	—	—
PHI, Inc - California - 2019 Tax Accrual(1)	Income Tax	(860)	133	—	(727)
PHI, Inc - Arizona - 2019 Tax Accrual	Income Tax	25	4	—	29
PHI, Inc - Mississippi - 2019 Tax Accrual	Income Tax	8,672	1,445	—	10,117
PHI, Inc - New Jersey - 2019 Tax Accrual	Income Tax	1,000	167	—	1,167
PHI, Inc - Texas - 2019 Tax Accrual	Income Tax	109,453	17,676	—	127,128

Total		$118,289	$19,425	$—	$137,714

Notes:

(1)	The Debtor prepaid the estimated full annual amount due.

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

MONTH: July

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	Account #4	Account #5	Account #6	Account #7	TOTAL
A.	BANK:	Hancock Whitney	Hancock Whitney	Hancock Whitney	Hancock Whitney	Hancock Whitney	HSBC	N/A
B.	ACCOUNT NUMBER:	*8820	*8826	*1875	*3040	*5949	*7594	N/A
C.	PURPOSE (TYPE):	Commercial Checking	Commercial Checking	Commercial Checking	Commercial Checking	Commercial Checking	Checking	Petty Cash
1	BALANCE PER BANK STATEMENT	$8,351,272	$256,015	$14,862	$3,009	$—	$258,452	$30,408	$8,914,019

2	ADD: TOTAL DEPOSITS NOT CREDITED								—
3	SUBTRACT: OUTSTANDING CHECKS	(1,230,545)	(87,350)			(2,166)			(1,320,061)
4	OTHER RECONCILING ITEMS	56,839	34,094			4,194			95,127
5	MONTH END BALANCE PER BOOKS	$7,177,567	$202,759	$14,862	$3,009	$2,028	$258,452	$30,408	$7,689,084

6	NUMBER OF LAST CHECK WRITTEN	590757	417072	N/A	N/A	N/A - ZBA Sweep	N/A	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7	UBS - Special Projects Account *4A2	N/A	Short Term Money Market Govt Funds	N/A	$26,940,153
8	UBS - Investments *08K	N/A	Short Term Money Market Govt Funds	N/A	—
9	UBS - Main Account *1A2	N/A	Short Term Money Market Govt Funds	N/A	44,293,239
10	UBS - SERP *4A2	N/A	Short Term Money Market Govt Funds	N/A	786,595
11	UBS - Collateral *6A2	N/A	Short Term Money Market Govt Funds	N/A	12,963,982
12	UBS - FX *5A2	N/A	Short Term Money Market Govt Funds	N/A	245,156
13	Hancock Whitney-Account *8850	9/28/2018	Certificate of Deposit	7,605,000	7,605,000
14	Hancock Whitney-Account *8849	9/28/2018	Certificate of Deposit	100,000	50,000
15	Hancock Whitney-Account *4229	2/1/2019	Certificate of Deposit	8,000	8,000

16	TOTAL INVESTMENTS				$92,892,125

			CASH

17	CURRENCY ON HAND				—

18	TOTAL CASH - END OF MONTH				100,581,209

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

MONTH: July

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1	Lance Bospflug	N/A	$—	$1,903

2	Alan Brass	Monthly Retainer	22,667	75,300
3	C. Russell Luigs	Monthly Retainer	18,333	54,999
4	Richard H. Matzke	Monthly Retainer	17,667	65,706
5	Thomas H. Murphy	Monthly Retainer	23,333	69,999
6	Trudy McConnaughhay	Expense Reimbursement	313	759
7	Marcos Vivas	N/A	—	6,822

8	TOTAL PAYMENTS TO INSIDERS		$82,313	$275,489

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1	Zack A. Clement	5/16/2019	$—	$—	$69,200	$—

2	Proskauer	5/16/2019	197,945	197,945	732,197	—
3	Reed Smith	5/16/2019	39,714	39,714	75,421	—
4	Herbert Smith Freehills	5/16/2019	—	—	4,300	—
5	Abogados Sierra S.C.	5/16/2019	31,004	31,004	33,624	—
6	Prime Clerk	3/21/2019	356,544	356,544	582,637	—
7	FTI Consulting	5/2/2019	1,363,141	1,363,141	3,795,772	—
8	DLA Piper	4/22/2019	3,793,918	3,793,918	4,147,636	910,000
9	Rochelle McCullough	5/16/2019	164,776	164,776	164,776	—
10	Milbank	6/12/2019	2,095,152	2,095,152	2,095,152	895,692
11	PJT Partners	6/12/2019	139,355	139,355	139,355	64,839
12	Haynes and Boone	6/12/2019	252,758	252,758	252,758	118,994
13	Levene, Neale, Bender, Yoo & Brill	6/12/2019	237,485	237,485	237,485	56,924
14	Gray Reed & McGraw	6/12/2019	80,271	80,271	80,271	19,770

15	TOTAL PAYMENTS TO PROFESSIONALS		$8,752,064	$8,752,064	$12,410,586	$2,066,219

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

NAME OF CREDITOR(1)		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1	Blue Torch Finance LLC	513,432.89	513,432.89	—
2	Thirty Two, LLC	N/A	N/A	N/A
3	STEVEN BRISTER	1,500.00	1,500.00	—
4	S.E. BRISTER	1,500.00	1,500.00	—
5	SEACRAFT SHIPYARD CORPORATON	1,000.00	1,000.00	—
6	SCT PROPERTIES LLC	3,300.00	3,300.00	—
7	Scholes International	5,174.97	5,174.97	—
8	SCHMID MOULTON PARKWAY, LTD	5,023.25	5,023.25	—
9	PINNACLE TOWERS, LLC	999.07	999.07	—
10	AMERICAN TOWERS, INC.	1,491.26	1,491.26	—
11	AMERICAN TOWERS, INC.	1,694.06	1,694.06	—
12	AMERICAN TOWERS, INC.	1,675.03	1,675.03	—
13	AMERICAN TOWERS, INC.	1,811.61	1,811.61	—
14	AMERICAN TOWERS, INC.	1,748.43	1,748.43	—
15	AMERICAN TOWERS, INC.	1,106.81	1,106.81	—
16	AMERICAN TOWERS, INC.	1,089.47	1,089.47	—
17	BG REALTY & MANAGEMENT LLC	425.00	425.00	—
18	BG REALTY & MANAGEMENT LLC	575.00	575.00	—
19	BG REALTY & MANAGEMENT LLC	500.00	500.00	—
20	The Broadwater	879.00	879.00	—
21	The Broadwater	1,089.00	1,089.00	—
22	The Broadwater	879.00	879.00	—
23	The Broadwater	1,069.00	1,069.00	—
24	The Broadwater	1,069.00	1,069.00	—
25	The Broadwater	1,069.00	1,069.00	—

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

26	The Broadwater	1,069.00	1,069.00	—
27	The Broadwater	1,059.00	1,059.00	—
28	The Broadwater	1,069.00	1,069.00	—
29	The Broadwater	1,059.00	1,059.00	—
30	The Broadwater	1,059.00	1,059.00	—
31	The Broadwater	1,069.00	1,069.00	—
32	The Broadwater	1,069.00	1,069.00	—
33	The Broadwater	1,059.00	1,059.00	—
34	Family Partnership	8,000.00	8,000.00	—
35	CORDELL COMMUNICATIONS	1,033.38	1,033.38	—
36	ENGLAND ECONOMIC & INDUSTRIAL	18,184.90	18,184.90	—
37	EN VEN ENERGY VENTURE	300.00	300.00	—
38	FIRST EQUITY INC	5,008.71	5,008.71	—
39	GREATER LAFOURCHE PORT	3,343.17	3,343.17	—
40	ABBERLY CREST APARTMENTS	2,642.00	2,642.00	—
41	Houma Terrebonne Airport	330.97	330.97	—
42	Houma Terrebone Airport	1,249.08	1,249.08	—
43	Houma Terrebonne Airport	745.29	745.29	—
44	Houma Terrebonne Airport	2,253.95	2,253.95	—
45	Houma Terrebonne Airport	2,652.30	2,652.30	—
46	Houma Terrebonne Airport	2,042.77	2,042.77	—
47	Houma Terrebonne Airport	858.16	858.16	—
48	Houma Terrebonne Airport	339.07	339.07	—
49	Houma Terrebonne Airport	5,873.66	5,873.66	—
50	Houma Terrebonne Airport	10,381.30	10,381.30	—
51	Irvin P Melancon Inc	5,512.50	5,512.50	—
52	LAFAYETTE AIRPORT COMMISSION	6,894.66	6,894.66	—
53	Lafayette Airport	92,389.33	92,389.33	—
54	MARTIN HOLDINGS, L.L.C.	12,934.32	12,934.32	—
55	Lafayette Airport	5,175.06	5,175.06	—
56	D C WALSH COMPANY INC	7,640.25	7,640.25	—
57	PINNACLE TOWERS, LLC	876.64	876.64	—
58	FLIGHT SAFETY INTL INC (RENT)	1,441.00	1,441.00	—
59	FLIGHT SAFETY INTL INC (RENT)	4,248.00	4,248.00	—
60	Signature Flight Support	1,569.25	1,569.25	—
61	The Broadwater	1,379.00	1,379.00	—
62	BG REALTY & MANAGEMENT	495.00	495.00	—
63	The Broadwater	1,389.00	1,389.00	—
64	The Broadwater	1,419.00	1,419.00	—
65	The Broadwater	1,389.00	1,389.00	—
66	PLANTATION CROSSING APARTMENTS	995.00	995.00	—
67	PLANTATION CROSSING APARTMENTS	995.00	995.00	—
68	PLANTATION CROSSING APARTMENTS	995.00	995.00	—
69	PLANTATION CROSSING APARTMENTS	1,020.00	1,020.00	—
70	THE RESERVE AT COURET FARMS	22.00	22.00	—
71	THE RESERVE AT COURET FARMS	1,300.00	1,300.00	—
72	Canon Financial Services	238.60	238.60	—
73	Canon Financial Services	3,021.33	3,021.33	—
74	Canon Financial Services	234.25	234.25	—
75	Canon Financial Services	272.72	272.72	—
76	Canon Financial Services	240.18	240.18	—
77	Canon Financial Services	226.91	226.91	—
78	Canon Financial Services	210.13	210.13	—
79	GreatAmerica Financial Services Corporation	199.14	199.14	—
80	GreatAmerica Financial Services Corporation	212.90	212.90	—
81	GreatAmerica Financial Services Corporation	276.46	276.46	—
82	GreatAmerica Financial Services Corporation	429.12	429.12	—
83	GreatAmerica Financial Services Corporation	208.44	208.44	—
84	GreatAmerica Financial Services Corporation	133.95	133.95	—
85	GreatAmerica Financial Services Corporation	280.25	280.25	—
86	GreatAmerica Financial Services Corporation	442.48	442.48	—
87	GreatAmerica Financial Services Corporation	370.56	370.56	—
88	GreatAmerica Financial Services Corporation	382.11	382.11	—
89	GreatAmerica Financial Services Corporation	635.12	635.12	—
90	GreatAmerica Financial Services Corporation	164.45	164.45	—
91	GreatAmerica Financial Services Corporation	635.12	635.12	—
92	GreatAmerica Financial Services Corporation	245.08	245.08	—
93	Canon Financial Services	642.02	642.02	—

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

94	Ricoh/Wells Fargo	109.00	109.00	—
95	UNION PACIFIC RAILROAD COMPANY	3,000.00	3,000.00	—
96	CANON FINANCIAL SERVICES, INC.	241.89	241.89	—
97	CANON FINANCIAL SERVICES, INC.	212.21	212.21	—
98	CANON FINANCIAL SERVICES, INC.	212.15	212.15	—
99	CANON FINANCIAL SERVICES, INC.	230.94	230.94	—
100	LA VERANDA OF POLLY LANE	1,023.00	1,023.00	—
101	Canon Financial Services	312.17	312.17	—
102	Canon Financial Services	298.33	298.33	—
103	THE RESERVE AT COURET FARMS	22.00	22.00	—
104	THE RESERVE AT COURET FARMS	1,300.00	1,300.00	—
105	REDACTED	REDACTED	REDACTED	REDACTED
106	REDACTED	REDACTED	REDACTED	REDACTED
107	REDACTED	REDACTED	REDACTED	REDACTED
108	REDACTED	REDACTED	REDACTED	REDACTED
109	REDACTED	REDACTED	REDACTED	REDACTED
110	REDACTED	REDACTED	REDACTED	REDACTED
111	REDACTED	REDACTED	REDACTED	REDACTED
112	REDACTED	REDACTED	REDACTED	REDACTED
113	REDACTED	REDACTED	REDACTED	REDACTED
114	REDACTED	REDACTED	REDACTED	REDACTED
115	REDACTED	REDACTED	REDACTED	REDACTED
116	REDACTED	REDACTED	REDACTED	REDACTED
117	REDACTED	REDACTED	REDACTED	REDACTED
118	REDACTED	REDACTED	REDACTED	REDACTED
119	REDACTED	REDACTED	REDACTED	REDACTED

120	TOTAL	790,594	790,594	—

Notes:

(1)	Certain information has been redacted due to the nature of an agreement between the Debtor and a third party.

Monthly Operating Report

ACCRUAL BASIS-8

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

MONTH: July

QUESTIONNAIRE

		YES	NO
1	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	N/A	N/A
4	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(4)

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay or Honor Prepetition Obligations to Certain Critical Vendors, (II) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Critical Vendors Obligations, and (III) Granting Related Relief [Docket No. 65] and the Final Order (I) Authorizing the Debtors to Pay or Honor Prepetition Obligations to Certain Critical Vendors, (II) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Critical Vendors Obligations, and (III) Granting Related Relief [Docket No. 277], the Bankruptcy Court granted the Debtors authority to pay prepetition debts owed to critical vendors.

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 66], the Amended Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 124] and the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 213], the Bankruptcy Court granted the Debtors authority to pay or honor certain pre-petition obligations for wages, salaries and other compensation and employee benefits.

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Prepetition Claims of Shippers, Warehousemen, and Other Lien Claimants and (II) Granting Related Relief [Docket No. 67] and the Final Order (I) Authorizing the Debtors to Pay Prepetition Claims of Shippers, Warehousemen, and Other Lien Claimants and (II) Granting Related Relief [Docket No. 279], the Bankruptcy Court granted the Debtors authority to pay prepetition debts owed to shippers, warehousemen and other lien claimants.

Pursuant to the Interim Order (I) Authorizing the Debtors to Continue Their Insurance Policies and Pay Prepetition Obligations in Respect Thereof and (II) Granting Related Relief [Docket No. 71] and the Final Order (I) Authorizing the Debtors to Continue Their Insurance Policies and Pay Prepetition Obligations in Respect Thereof and (II) Granting Related Relief [Docket No. 281], the Bankruptcy Court granted the Debtors authority to pay prepetition insurance obligations in connection with their insurance policies.

Pursuant to the Order (I) Authorizing the Debtors to Honor Certain Prepetition Obligations to Customers, (II) Authorizing the Debtors to Continue Their Customer Program in the Ordinary Course of Business, and (III) Granting Related Relief [Docket No. 73], the Bankruptcy Court granted the Debtors authority to pay prepetition customer obligations.

Pursuant to the Interim Order (I) Authorizing the Debtors to Maintain, Administer and Modify Their Refund Programs and Practices and (II) Granting Related Relief [Docket No. 74] and the Final Order (I) Authorizing the Debtors to Maintain, Administer and Modify Their Refund Programs and Practices and (II) Granting Related Relief [Docket No. 280], the Bankruptcy Court granted the Debtors authority to pay prepetition patient refunds.

(10)	Postpetition delinquent amounts are incurred in the ordinary course and reflect delays in receipt of invoices and invoice reconciliation.

Monthly Operating Report

ACCRUAL BASIS-8

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

INSURANCE

		YES	NO
1	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Property	Zurich American	02/01/2019-02/01/2020	389,169 annually
Excess Flood	Aspen Specialty	02/01/2019-02/01/2020	27,359 annually
Excess Flood	James River	02/01/2019-02/01/2020	25,909 annually
Excess Flood	Evanston	02/01/2019-02/01/2020	31,455 annually
Medical Professional Liability	Capitol Specialty	02/01/2019-02/01/2020	235,048 annually
Medical Professional Liability (excess)	Illinois Union	02/01/2019-02/01/2020	51,600 annually
Medical Professional Liability (excess)	Endurance American	02/01/2019-02/01/2020	57,482 annually
Medical Professional Liability (excess)	Beazley	02/01/2019-02/01/2020	56,760 annually
Medical Professional Liability (excess)	QBE Insurance Limited	02/01/2019-02/01/2020	15,000 annually
Excess Spares	Energy Risk Limited via Lloyds	02/01/2019-02/01/2020	123,750 annually
Pollution Liability	Beazley	02/01/2018-02/01/2021	167,760 3 years
Special Crime	US Specialty (Tokio Marine/HCC)	02/20/2018-02/20/2021	14,520 3 years
Cyber Liability	Beazley	05/01/2019-05/01/2020	74,402 annually
Business Auto Liability	Starr Indemnity & Liability	05/01/2019-05/01/2020	212,144 annually
Workers Comp	Starr Indemnity & Liability	05/01/2019-05/01/2020	65,004 monthly
Defense Base Act WC	Starr Indemnity & Liability	05/01/2019-05/01/2020	17,975 annually
Excess WC/EL/Auto Liability	Starr Indemnity & Liability	05/01/2019-05/01/2020	62,215 annually
Foreign Master Placement	ACE American (Chubb)	05/01/2019-05/01/2020	266,472 annually
Crime	Great American	05/01/2019-08/01/2019	4,620 one-time
Fiduciary	QBE	05/01/2019-08/01/2019	5,041 one-time
Fiduciary (excess)	US Specialty (Tokio Marine/HCC)	05/01/2019-08/01/2019	3,024 one-time
Employment Practices Liability	Federal Insurance (Chubb)	05/01/2019-08/01/2019	15,955 one-time
D&O - 6 mo extension/6yr tail	QBE	05/01/2019-11/01/2019	585,000 one-time
D&O (excess) - 6 mo extension/6 yr tail	ACE American (Chubb)	05/01/2019-11/01/2019	306,860 one-time
D&O (excess) - 6 mo extension/6 yr tail	Great American	05/01/2019-11/01/2019	174,000 one-time
D&O (excess) - 6 mo extension/6 yr tail	Endurance American (Sompo)	05/01/2019-11/01/2019	120,000 one-time
D&O (excess) - 6 mo extension/6 yr tail	Axis	05/01/2019-11/01/2019	109,200 one-time
D&O (excess) - 6 mo extension/6 yr tail	US Specialty (Tokio Marine/HCC)	05/01/2019-11/01/2019	136,000 one-time
D&O (excess) - 6 mo extension/6 yr tail	Starr Indemnity & Liability	05/01/2019-11/01/2019	101,250 one-time
Hull, Spares, Liability & War	Allianz Global Risks US - lead	08/01/2017-08/01/2019	586,031 monthly
Excess Hull Liability	QBE North America	08/01/2017-08/01/2019	6,325 monthly